                                                   EXECUTED IN
                                                   COUNTERPARTS OF WHICH
                                                   THIS IS COUNTERPART NO.    .

                           THE DETROIT EDISON COMPANY
                               (2000 2nd Avenue,
                         Detroit, Michigan 48226-1279)

                                       TO
                          FIRST CHICAGO TRUST COMPANY
                                  OF NEW YORK
                                (14 Wall Street,
                           New York, New York 10005)

                                                     AS TRUSTEE

                            ------------------------

                                   INDENTURE
                          Dated as of August 15, 2001

                            ------------------------

                   SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
                          DATED AS OF OCTOBER 1, 1924

                                 PROVIDING FOR

                   (A) GENERAL AND REFUNDING MORTGAGE BONDS,
                  2001 SERIES CP, DUE SEPTEMBER 1, 2029,

                                      AND

                         (B) RECORDING AND FILING DATA

                               TABLE OF CONTENTS*

                            ------------------------

                                                                PAGE
                                                                ----
PARTIES.....................................................      1
RECITALS
  Original Indenture and Supplementals......................      1
  Bonds heretofore issued...................................      2
  Reason for creation of new series.........................      9
  Bonds to be 2001 Series CP................................     10
  Further Assurance.........................................     10
  Authorization of Supplemental Indenture...................     10
  Consideration for Supplemental Indenture..................     10

                              PART I.
              CREATION OF THREE HUNDRED TWENTY-EIGHTH
                          SERIES OF BONDS
               GENERAL AND REFUNDING MORTGAGE BONDS,
                           2001 SERIES CP
Sec. 1. Certain terms of Bonds of 2001 Series CP............     11
Sec. 2. Redemption of Bonds of 2001 Series CP...............     14
Sec. 3.Redemption of Bonds of 2001 Series CP in event of
       acceleration of Strategic Fund Revenue Bonds.........     14
Sec. 4. Form of Bonds of 2001 Series CP.....................     15
        Form of Trustee's Certificate.......................     21

                              PART II.
                     RECORDING AND FILING DATA
Recording and filing of Original Indenture..................     21
Recording and filing of Supplemental Indentures.............     21
Recording of Certificates of Provision for Payment..........     28

                             PART III.
                            THE TRUSTEE
Terms and conditions of acceptance of trust by Trustee......     28

                              PART IV.
                           MISCELLANEOUS
Confirmation of Section 318(c) of Trust Indenture Act.......     29
Execution in Counterparts...................................     29
Testimonium.................................................     29
Execution...................................................     30
Acknowledgement of execution by Company.....................     30
Acknowledgement of execution by Trustee.....................     31
Affidavit as to consideration and good faith................     32

------------------------
* This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.

PARTIES.                SUPPLEMENTAL INDENTURE, dated as of August 15,
                      2001 among THE DETROIT EDISON COMPANY, a corporation organized and existing under the laws of the State of Michigan and a transmitting utility (hereinafter called the "Company", party of the first part, and FIRST CHICAGO TRUST COMPANY of New York, a trust company organized and existing under the laws of the State of New York, having its corporate trust office at 14 Wall Street, in the Borough of Manhattan, The City and State of New York, as Trustee under the Mortgage and Deed of Trust hereinafter mentioned (hereinafter called the "Trustee"), party of the second part.

ORIGINAL
INDENTURE AND
SUPPLEMENTALS.          WHEREAS, the Company has heretofore executed and
                      delivered its Mortgage and Deed of Trust (hereinafter referred to as the "Original Indenture"), dated as of October 1, 1924, to the Trustee, for the security of all bonds of the Company outstanding thereunder, and pursuant to the terms and provisions of the Original Indenture, indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1, 1931, June 1, 1931, October 1, 1932,
                      September 25, 1935, September 1, 1936, November 1, 1936, February 1, 1940, December 1, 1940, September 1, 1947, March 1, 1950, November 15, 1951, January 15, 1953, May 1,
                      1953, March 15, 1954, May 15, 1955, August 15, 1957, June
                      1, 1959, December 1, 1966, October 1, 1968, December 1, 1969, July 1, 1970, December 15, 1970, June 15, 1971,
                      November 15, 1971, January 15, 1973, May 1, 1974, October 1, 1974, January 15, 1975, November 1, 1975, December 15,
                      1975, February 1, 1976, June 15, 1976, July 15, 1976,
                      February 15, 1977, March 1, 1977, June 15, 1977, July 1,
                      1977, October 1, 1977, June 1, 1978, October 15, 1978,
                      March 15, 1979, July 1, 1979, September 1, 1979, September 15, 1979, January 1, 1980, April 1, 1980, August 15, 1980,
                      August 1, 1981, November 1, 1981, June 30, 1982, August 15, 1982, June 1, 1983, October 1, 1984, May 1, 1985, May
                      15, 1985, October 15, 1985, April 1, 1986, August 15,
                      1986, November 30, 1986, January 31, 1987, April 1, 1987,
                      August 15, 1987, November 30, 1987, June 15, 1989, July
                      15, 1989, December 1, 1989, February 15, 1990, November 1,
                      1990, April 1, 1991, May 1, 1991, May 15, 1991, September
                      1, 1991, November 1, 1991, January 15, 1992, February 29,
                      1992, April 15, 1992, July 15, 1992, July 31, 1992,
                      November 30, 1992, December 15, 1992, January 1, 1993, March 1, 1993, March 15, 1993, April 1, 1993, April 26,
                      1993, May 31, 1993, June 30, 1993, June 30, 1993,
                      September 15, 1993, March 1, 1994, June 15, 1994, August 15, 1994,

                      December 1, 1994, August 1, 1995, August 1, 1999, August 15, 1999, January 1, 2000, April 15, 2000, August 1, 2000,
                      March 15, 2001 and May 1, 2001 supplemental to the Original Indenture, have heretofore been entered into between the Company and the Trustee (the Original Indenture and all indentures supplemental thereto together being hereinafter sometimes referred to as the "Indenture"); and

BONDS HERETOFORE
ISSUED.                 WHEREAS, Bonds in the principal amount of Nine billion,
                      ninety-six million five hundred seventeen thousand dollars ($9,096,517,000) have heretofore been issued under the indenture as follows, viz:

                                  (1)  Bonds of Series A         --   Principal Amount
                                                                      $26,016,000,
                                  (2)  Bonds of Series B         --   Principal Amount
                                                                      $23,000,000,
                                  (3)  Bonds of Series C         --   Principal Amount
                                                                      $20,000,000,
                                  (4)  Bonds of Series D         --   Principal Amount
                                                                      $50,000,000,
                                  (5)  Bonds of Series E         --   Principal Amount
                                                                      $15,000,000,
                                  (6)  Bonds of Series F         --   Principal Amount
                                                                      $49,000,000,
                                  (7)  Bonds of Series G         --   Principal Amount
                                                                      $35,000,000,
                                  (8)  Bonds of Series H         --   Principal Amount
                                                                      $50,000,000,
                                  (9)  Bonds of Series I         --   Principal Amount
                                                                      $60,000,000,
                                 (10)  Bonds of Series J         --   Principal Amount
                                                                      $35,000,000,
                                 (11)  Bonds of Series K         --   Principal Amount
                                                                      $40,000,000,
                                 (12)  Bonds of Series L         --   Principal Amount
                                                                      $24,000,000,
                                 (13)  Bonds of Series M         --   Principal Amount
                                                                      $40,000,000,
                                 (14)  Bonds of Series N         --   Principal Amount
                                                                      $40,000,000,
                                 (15)  Bonds of Series O         --   Principal Amount
                                                                      $60,000,000,
                                 (16)  Bonds of Series P         --   Principal Amount
                                                                      $70,000,000,

                                        3

                                 (17)  Bonds of Series Q         --   Principal Amount
                                                                      $40,000,000,
                                 (18)  Bonds of Series W         --   Principal Amount
                                                                      $50,000,000,
                                 (19)  Bonds of Series AA        --   Principal Amount
                                                                      $100,000,000,
                                 (20)  Bonds of Series BB        --   Principal Amount
                                                                      $50,000,000,
                                 (21)  Bonds of Series CC        --   Principal Amount
                                                                      $50,000,000,
                                 (22)  Bonds of Series UU        --   Principal Amount
                                                                      $100,000,000,
                              (23-31)  Bonds of Series DDP
                                       Nos. 1-9                  --   Principal Amount
                                                                      $14,305,000,
                              (32-45)  Bonds of Series FFR
                                       Nos. 1-14                 --   Principal Amount
                                                                      $45,600,000,
                              (46-67)  Bonds of Series GGP
                                       Nos. 1-22                 --   Principal Amount
                                                                      $42,300,000,
                                 (68)  Bonds of Series HH        --   Principal Amount
                                                                      $50,000,000,
                              (69-90)  Bonds of Series IIP
                                       Nos. 1-22                 --   Principal Amount
                                                                      $3,750,000,
                              (91-98)  Bonds of Series JJP Nos.
                                       1-8                       --   Principal Amount
                                                                      $6,850,000,
                             (99-107)  Bonds of Series KKP
                                       Nos. 1-9                  --   Principal Amount
                                                                      $34,890,000,
                            (108-122)  Bonds of Series LLP
                                       Nos. 1-15                 --   Principal Amount
                                                                      $8,850,000,
                            (123-143)  Bonds of Series NNP Nos.
                                       1-21                      --   Principal Amount
                                                                      $47,950,000,
                            (144-161)  Bonds of Series OOP Nos.
                                       1-18                      --   Principal Amount
                                                                      $18,880,000,
                            (162-180)  Bonds of Series QQP Nos.
                                       1-19                      --   Principal Amount
                                                                      $13,650,000,

                                        4

                            (181-195)  Bonds of Series TTP Nos.
                                       1-15                      --   Principal Amount
                                                                      $3,800,000,
                                (196)  Bonds of 1980 Series A    --   Principal Amount
                                                                      $50,000,000,
                            (197-221)  Bonds of 1980 Series CP
                                       Nos. 1-25                 --   Principal Amount
                                                                      $35,000,000,
                            (222-232)  Bonds of 1980 Series DP
                                       Nos. 1-11                 --   Principal Amount
                                                                      $10,750,000,
                            (233-248)  Bonds of 1981 Series AP
                                       Nos. 1-16                 --   Principal Amount
                                                                      $124,000,000,
                                (249)  Bonds of 1985 Series A    --   Principal Amount
                                                                      $35,000,000,
                                (250)  Bonds of 1985 Series B    --   Principal Amount
                                                                      $50,000,000,
                                (251)  Bonds of Series PP        --   Principal Amount
                                                                      $70,000,000,
                                (252)  Bonds of Series RR        --   Principal Amount
                                                                      $70,000,000,
                                (253)  Bonds of Series EE        --   Principal Amount
                                                                      $50,000,000,
                            (254-255)  Bonds of Series MMP and
                                       MMP No. 2                 --   Principal Amount
                                                                      $5,430,000,
                                (256)  Bonds of Series T         --   Principal Amount
                                                                      $75,000,000,
                                (257)  Bonds of Series U         --   Principal Amount
                                                                      $75,000,000,
                                (258)  Bonds of 1986 Series B    --   Principal Amount
                                                                      $100,000,000,
                                (259)  Bonds of 1987 Series D    --   Principal Amount
                                                                      $250,000,000,
                                (260)  Bonds of 1987 Series E    --   Principal Amount
                                                                      $150,000,000,
                                (261)  Bonds of 1987 Series C    --   Principal Amount
                                                                      $225,000,000,
                                (262)  Bonds of Series V         --   Principal Amount
                                                                      $100,000,000,
                                (263)  Bonds of Series SS        --   Principal Amount
                                                                      $150,000,000,
                                (264)  Bonds of 1980 Series B    --   Principal Amount
                                                                      $100,000,000,

                                        5

                                (265)  Bonds of 1986 Series C    --   Principal Amount
                                                                      $200,000,000,
                                (266)  Bonds of 1986 Series A    --   Principal Amount
                                                                      $200,000,000,
                                (267)  Bonds of 1987 Series B    --   Principal Amount
                                                                      $175,000,000,
                                (268)  Bonds of Series X         --   Principal Amount
                                                                      $100,000,000,
                                (269)  Bonds of 1987 Series F    --   Principal Amount
                                                                      $200,000,000,
                                (270)  Bonds of 1987 Series A    --   Principal Amount
                                                                      $300,000,000,
                                (271)  Bonds of Series Y         --   Principal Amount
                                                                      $60,000,000,
                                (272)  Bonds of Series Z         --   Principal Amount
                                                                      $100,000,000,
                                (273)  Bonds of 1989 Series A    --   Principal Amount
                                                                      $300,000,000,
                                (274)  Bonds of 1984 Series AP   --   Principal Amount
                                                                      $2,400,000,
                                (275)  Bonds of 1984 Series BP   --   Principal Amount
                                                                      $7,750,000,
                                (276)  Bonds of Series R         --   Principal Amount
                                                                      $100,000,000,
                                (277)  Bonds of Series S         --   Principal Amount
                                                                      $150,000,000,
                                (278)  Bonds of 1993 Series D    --   Principal Amount
                                                                      $100,000,000,
                                (279)  Bonds of 1992 Series E    --   Principal Amount
                                                                      $50,000,000,
                                (280)  Bonds of 1993 Series B    --   Principal Amount
                                                                      $50,000,000,
                                (281)  Bonds of 1989 Series BP   --   Principal Amount
                                                                      $66,565,000,
                                (282)  Bonds of 1990 Series A    --   Principal Amount
                                                                      $194,649,000
                                (283)  Bonds of 1993 Series G    --   Principal Amount
                                                                      $225,000,000
                                (284)  Bonds of 1993 Series K    --   Principal Amount
                                                                      $160,000,000

                      all of which have either been retired and cancelled, or no longer represent obligations of the Company, having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;

                      (285-290) Bonds of Series KKP Nos. 10-15 in the principal amount of One hundred seventy-nine million five hundred ninety thousand dollars ($179,590,000), of which Ninety million four hundred ninety thousand dollars ($90,490,000) principal amount have heretofore been retired and eighty-nine million one hundred thousand dollars ($89,100,000) principal amount are outstanding at the date hereof;

                      (291) Bonds of 1990 Series B in the principal amount of Two hundred fifty-six million nine hundred thirty-two thousand dollars ($256,932,000) of which One hundred fourteen million one hundred ninety-two thousand dollars ($114,192,000) principal amount have heretofore been retired and One hundred forty-two million seven hundred forty thousand dollars ($142,740,000) principal amount are outstanding at the date hereof;

                      (292) Bonds of 1990 Series C in the principal amount of Eighty-five million four hundred seventy-five thousand dollars ($85,475,000) of which Forty-one million twenty-eight thousand dollars ($41,028,000) principal amount have heretofore been retired and Forty-four million four hundred forty-seven thousand dollars ($44,447,000) principal amount are outstanding at the date hereof;

                      (293) Bonds of 1991 Series AP in the principal amount of Thirty-two million three hundred seventy-five thousand dollars ($32,375,000), all of which are outstanding at the date hereof;

                      (294) Bonds of 1991 Series BP in the principal amount of Twenty-five million nine hundred ten thousand dollars ($25,910,000), all of which are outstanding at the date hereof;

                      (295) Bonds of 1991 Series CP in the principal amount of Thirty-two million eight hundred thousand dollars ($32,800,000), all of which are outstanding at the date hereof;

                      (296) Bonds of 1991 Series DP in the principal amount of Thirty-seven million six hundred thousand dollars ($37,600,000), all of which are outstanding at the date hereof;

                      (297) Bonds of 1991 Series EP in the principal amount of Forty-one million four hundred eighty thousand dollars ($41,480,000), all of which are outstanding at the date hereof;

                      (298) Bonds of 1991 Series FP in the principal amount of Ninety-eight million three hundred seventy-five thousand dollars ($98,375,000), all of which are outstanding at the date hereof;

                      (299) Bonds of 1992 Series BP in the principal amount of Twenty million nine hundred seventy-five thousand dollars ($20,975,000), all of which are outstanding at the date hereof;

                      (300) Bonds of 1992 Series AP in the principal amount of Sixty-six million dollars ($66,000,000), all of which are outstanding at the date hereof;

                      (301) Bonds of 1992 Series D in the principal amount of Three hundred million dollars ($300,000,000), of which One hundred thirty million four hundred ninety-five thousand dollars ($130,495,000) principal amount have heretofore been retired and One hundred sixty-nine million, five hundred and five thousand ($169,505,000) principal amount are outstanding at the date hereof;

                      (302) Bonds of 1992 Series CP in the principal amount of Thirty-five million dollars ($35,000,000), all of which are outstanding at the date hereof;

                      (303) Bonds of 1989 Series BP No. 2 in the principal amount of Thirty-six million dollars ($36,000,000), all of which are outstanding at the date hereof;

                      (304) Bonds of 1993 Series C in the principal amount of Two hundred twenty-five million dollars ($225,000,000), of which Eighty-one million six hundred thousand dollars ($81,600,000) principal amount have heretofore been retired and One hundred forty-three million four hundred thousand dollars ($143,400,000) principal amount are outstanding at the date hereof;

                      (305) Bonds of 1993 Series E in the principal amount of Four hundred million dollars ($400,000,000), of which Two hundred twenty-nine million six hundred twenty-five thousand dollars ($229,625,000) principal amount have heretofore been retired and One hundred seventy million three hundred seventy-five thousand dollars ($170,375,000) principal amount are outstanding at the date hereof;

                      (306) Bonds of 1993 Series FP in the principal amount of Five million six hundred eighty-five thousand dollars ($5,685,000), all of which are outstanding at the date hereof;

                      (307) Bonds of 1993 Series J in the principal amount of Three hundred million dollars ($300,000,000), of which One hundred twenty-two million three hundred ninety-five thousand dollars ($122,395,000) principal amount have heretofore been retired and One hundred seventy-seven million six hundred and five thousand dollars ($177,605,000) principal amount are outstanding at the date hereof;

                      (308) Bonds of 1993 Series IP in the principal amount of Five million eight hundred twenty-five thousand dollars ($5,825,000), all of which are outstanding at the date hereof;

                      (309) Bonds of 1993 Series AP in the principal amount of Sixty-five million dollars ($65,000,000), all of which are outstanding at the date hereof;

                      (310) Bonds of 1993 Series H in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                      (311) Bonds of 1994 Series AP in the principal amount of Seven million five hundred thirty-five thousand dollars ($7,535,000), all of which are outstanding at the date hereof;

                      (312) Bonds of 1994 Series BP in the principal amount of Twelve million nine hundred thirty-five thousand dollars ($12,935,000), all of which are outstanding at the date hereof;

                      (313) Bonds of 1994 Series C in the principal amount of Two hundred million dollars ($200,000,000), of which One hundred million dollars ($100,000,000) principal amount have heretofore been retired and One hundred million dollars ($100,000,000) principal amount are outstanding at the date hereof;

                      (314) Bonds of 1994 Series DP in the principal amount of Twenty-three million seven hundred thousand dollars ($23,700,000), all of which are outstanding at the date hereof;

                      (315) Bonds of 1995 Series AP in the principal amount of Ninety-seven million dollars ($97,000,000), all of which are outstanding at the date hereof;

                      (316) Bonds of 1995 Series BP in the principal amount of Twenty-two million, one hundred seventy-five thousand dollars ($22,175,000), all of which are outstanding at the date hereof;

                      (317) Bonds of 1999 Series AP in the principal amount of One hundred eighteen million three hundred sixty thousand dollars ($118,360,000), all of which are outstanding at the date hereof;

                      (318) Bonds of 1999 Series BP in the principal amount of Thirty-nine million seven hundred forty-five thousand dollars ($39,745,000), all of which are outstanding of the date hereof;

                      (319) Bonds of 1999 Series CP in the principal amount of Sixty-six million five hundred sixty-five thousand dollars ($66,565,000), all of which are outstanding at the date hereof;

                      (320) Bonds of 1999 Series D in the principal amount of Forty million dollars ($40,000,000), all of which are outstanding at the date hereof;

                      (321) Bonds of 2000 Series A in the principal amount of Two Hundred Twenty million dollars ($220,000,000) of which Fifty-eight million eight hundred twenty thousand dollars ($58,820,000) principal amount have heretofore been retired and One hundred sixty-one million one hundred eighty thousand dollars ($161,180,000) principal amount are outstanding at the date hereof;

                      (322) Bonds of 2000 Series B in the principal amount of Fifty million seven hundred forty-five thousand dollars ($50,745,000), all of which are outstanding at the date hereof;

                      (323) Bonds of 2001 Series AP in the principal amount of Thirty-one million ($31,000,000), all of which are outstanding at the date hereof;

                      (324) Bonds of 2001 Series BP in the principal amount of Eighty-two million three hundred fifty thousand ($82,350,000) all of which are outstanding at the date hereof; and

                      accordingly, the Company has issued and has presently outstanding Two billion three hundred forty-three million four hundred eighty-seven thousand dollars ($2,343,487,000) aggregate principal amount of its General and Refunding Mortgage Bonds (the "Bonds") at the date hereof; and

REASON FOR
CREATION OF
NEW SERIES.             WHEREAS, the Company will enter into a Loan
                      Agreement, dated as of September 1, 2001, with the Michigan Strategic Fund in connection with the issuance of the Collateralized Series 2001C Bonds in order to refund certain pollution control related bonds, and pursuant to such Loan Agreement the Company has agreed to issue its General and Refunding Mortgage Bonds under the Indenture in order further to secure its obligations under such Loan Agreement; and

                        WHEREAS, for such purposes the Company desires to issue
                      a new series of bonds to be issued under the Indenture and to be authenticated and delivered pursuant to Section 8 of
                      Article III of the Indenture; and

BONDS TO BE 2001
SERIES CP.              WHEREAS, the Company desires by this Supplemental
                      Indenture to create a new series of bonds, to be designated "General and Refunding Mortgage Bonds, 2001 Series CP;" and

FURTHER
ASSURANCE.              WHEREAS, the Original Indenture, by its terms, includes
                      in the property subject to the lien thereof all of the estates and properties, real, personal and mixed, rights, privileges and franchises of every nature and kind and wheresoever situate, then or thereafter owned or possessed by or belonging to the Company or to which it was then or at any time thereafter might be entitled in law or in equity (saving and excepting, however, the property therein specifically excepted or released from the lien thereof), and the Company therein covenanted that it would, upon reasonable request, execute and deliver such further instruments as may be necessary or proper for the better assuring and confirming unto the Trustee all or any part of the trust estate, whether then or thereafter owned or acquired by the Company (saving and excepting, however, property specifically excepted or released from the lien thereof); and

AUTHORIZATION OF
SUPPLEMENTAL
INDENTURE.              WHEREAS, the Company in the exercise of the powers and
                      authority conferred upon and reserved to it under and by virtue of the provisions of the Indenture, and pursuant to resolutions of its Board of Directors has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture in the form hereof for the purposes herein provided; and

                        WHEREAS, all conditions and requirements necessary to
                      make this Supplemental Indenture a valid and legally binding instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

CONSIDERATION FOR
SUPPLEMENTAL
INDENTURE.              NOW, THEREFORE, THIS INDENTURE WITNESSETH:
                      That The Detroit Edison Company, in consideration of the premises and of the covenants contained in the Indenture and of the sum of One Dollar ($1.00) and other good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts under the Original Indenture and in said indentures supplemental thereto as follows:

                                               PART I.

                       CREATION OF THREE HUNDRED TWENTY-EIGHTH SERIES OF BONDS.

                         GENERAL AND REFUNDING MORTGAGE BONDS, 2001 SERIES CP

CERTAIN TERMS OF
BONDS OF 2001
SERIES CP.              SECTION 1. The Company hereby creates the Three
                      hundred twenty-eighth series of bonds to be issued under and secured by the Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bonds, 2001 Series CP" (elsewhere herein referred to as the "bonds of 2001 Series CP"). The aggregate principal amount of bonds of 2001 Series CP shall be limited to One hundred thirty-nine million eight hundred fifty-five thousand dollars (139,855,000), except as provided in Sections 7 and 13 of Article II of the Original Indenture with respect to exchanges and replacements of bonds.

                        Each bond of 2001 Series CP is to be irrevocably
                      assigned to, and registered in the name of, Bank One Trust Company, National Association, as trustee, or a successor trustee (said trustee or any successor trustee being hereinafter referred to as the "Strategic Fund Trust Indenture Trustee"), under the Trust Indenture, dated as of September 1, 2001 (hereinafter called the "Strategic Fund Trust Indenture"), between the Michigan Strategic Fund (hereinafter called "Strategic Fund"), and the Strategic Fund Trust Indenture Trustee, to secure payment of the Michigan Strategic Fund Limited Obligation Refunding Revenue Bonds (The Detroit Edison Company Pollution Control Bonds Project), Collateralized Series 2001C (hereinafter called the "Strategic Fund Revenue Bonds"), issued by the Strategic Fund under the Strategic Fund Trust Indenture, the proceeds of which have been provided for the refunding of certain pollution control related bonds which the Company has agreed to refund pursuant to the provisions of the Loan Agreement, dated as of September 1,

                      2001 (hereinafter called the "Strategic Fund Agreement"), between the Company and the Strategic Fund.

                        The bonds of 2001 Series CP shall be issued as
                      registered bonds without coupons in denominations of a multiple of $5,000. The bonds of 2001 Series CP shall be issued in the aggregate principal amount of $139,855,000, shall mature on September 1, 2029 and shall bear interest, payable semi-annually on March 1 and September 1 of each year (commencing March 1, 2002), at the rate of 5.45%, until the principal thereof shall have become due and payable and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture.

                        The bonds of 2001 Series CP shall be payable as to
                      principal, premium, if any, and interest as provided in the Indenture, but only to the extent and in the manner herein provided. The bonds of 2001 Series CP shall be payable, both as to principal and interest, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

                        Except as provided herein, each bond of 2001 Series CP
                      shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the March 1 or September 1 next preceding the date thereof to which interest has been paid on bonds of 2001 Series CP, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of authentication is prior to March 1, 2002, in which case interest shall be payable from September 1, 2001.

                        The bonds of 2001 Series CP in definitive form shall be,
                      at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered 1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denominations of bonds of 2001 Series CP). Until bonds of 2001 Series CP in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 2001 Series CP in temporary form, as provided in Section 10 of Article II of the Indenture.

                      Temporary bonds of 2001 Series CP, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 2001 Series CP, but with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                        Bonds of 2001 Series CP shall not be assignable or
                      transferable except as may be required to effect a transfer to any successor trustee under the Strategic Fund Trust Indenture, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Strategic Fund Trust Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney. Bonds of 2001 Series CP shall in the same manner be exchangeable for a like aggregate principal amount of bonds of 2001 Series CP upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. The Company waives its rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 2001 Series CP, during any period of ten days next preceding any redemption date for such bonds.

                        Bonds of 2001 Series CP, in definitive and temporary
                      form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified in the Strategic Fund Agreement.

                        Upon payment of the principal or premium, if any, or
                      interest on the Strategic Fund Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with Articles I or IV of the Strategic Fund Trust Indenture, bonds of 2001 Series CP in a principal amount equal to the principal amount of the Strategic Fund Revenue Bonds, shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

REDEMPTION OF
BONDS OF 2001
SERIES CP               SECTION 2. Bonds of the 2001 Series CP shall be
                      redeemed on the date and in the respective principal amount which correspond to the redemption date for, and the principal amount to be redeemed of, the Strategic Fund Revenue Bonds.

                        In the event the Company elects to redeem any Strategic
                      Fund Revenue Bonds prior to maturity in accordance with the provisions of the Strategic Fund Trust Indenture, the Company shall on the same date redeem bonds of 2001 Series CP in the principal amount and at the redemption price corresponding to the Strategic Fund Revenue Bonds so redeemed. The Company agrees to give the Trustee notice of any such redemption of bonds of 2001 Series CP on the same date as it gives notice of redemption of Strategic Fund Revenue Bonds to the Strategic Fund Trust Indenture Trustee.

REDEMPTION OF
BONDS OF 2001
SERIES CP IN EVENT
OF ACCELERATION OF
STRATEGIC FUND
REVENUE BONDS.          SECTION 3. In the event of an Event of Default under the
                      Strategic Fund Trust Indenture and the acceleration of all Strategic Fund Revenue Bonds, the bonds of 2001 Series CP shall be redeemable in whole upon receipt by the Trustee of a written demand (hereinafter called a "Redemption Demand") from the Strategic Fund Trust Indenture Trustee stating that there has occurred under the Strategic Fund Trust Indenture both an Event of Default and a declaration of acceleration of payment of principal, accrued interest and premium, if any, on the Strategic Fund Revenue Bonds, specifying the last date to which interest on the Strategic Fund Revenue Bonds has been paid (such date being hereinafter referred to as the "Initial Interest Accrual Date") and demanding redemption of the bonds of said series. The Trustee shall, within five days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the bonds of said series so demanded to be redeemed (hereinafter called the "Demand Redemption Date"). Notice of the date fixed as the Demand Redemption Date shall be mailed by the Company to the Trustee at least ten days prior to such Demand Redemption Date. The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (x) the 60th day after receipt by the Trustee of the Redemption Demand or

                      (y) the maturity date of such bonds first occurring following the 20th day after the receipt by the Trustee of the Redemption Demand; provided, however, that if the Trustee shall not have received such notice fixing the Demand Redemption Date on or before the 10th day preceding the earlier of such dates, the Demand Redemption Date shall be deemed to be the earlier of such dates. The Trustee shall mail notice of the Demand Redemption Date (such notice being hereinafter called the "Demand Redemption Notice") to the Strategic Fund Trust Indenture Trustee not more than ten nor less than five days prior to the Demand Redemption Date.

                        Each bond of 2001 Series CP shall be redeemed by the
                      Company on the Demand Redemption Date therefore upon surrender thereof by the Strategic Fund Trust Indenture Trustee to the Trustee at a redemption price equal to the principal amount thereof plus accrued interest thereon at the rate specified for such bond from the Initial Interest Accrual Date to the Demand Redemption Date plus an amount equal to the aggregate premium, if any, due and payable on such Demand Redemption Date on all Strategic Fund Revenue Bonds; provided, however, that in the event of a receipt by the Trustee of a notice that, pursuant to Section 604 of the Strategic Fund Trust Indenture, the Strategic Fund Trust Indenture Trustee has terminated proceedings to enforce any right under the Strategic Fund Trust Indenture, then any Redemption Demand shall thereby be rescinded by the Strategic Fund Trust Indenture Trustee, and no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                        Anything herein contained to the contrary
                      notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the Strategic Fund Trust Indenture Trustee by its President or one of its Vice Presidents.

FORM OF BONDS OF
2001 SERIES CP.         SECTION 4. The bonds of 2001 Series CP and the form of
                      Trustee's Certificate to be endorsed on such bonds shall be substantially in the following forms, respectively:

                                        [FORM OF FACE OF BOND]

                                      THE DETROIT EDISON COMPANY
                                 GENERAL AND REFUNDING MORTGAGE BOND
                             2001 SERIES CP, 5.45%, DUE SEPTEMBER 1, 2029

                        Notwithstanding any provisions hereof or in the
                      Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Trust Indenture, dated as of September 1, 2001 between the Michigan Strategic Fund and Bank One Trust Company, National Association, as trustee, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under said Trust Indenture.

                       $.............................   No. ....................

                        THE DETROIT EDISON COMPANY (hereinafter called the
                      "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to the Michigan Strategic Fund, or registered assigns, at the Company's office or agency in the Borough of Manhattan, The City and
                      State of New York, the principal sum of           dollars
                      ($          ) in lawful money of the United States of
                      America on the date specified in the title hereof and interest thereon at the rate specified in the title hereof, in like lawful money, from September 1, 2001, and after the first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for, semi-annually on March 1 and September 1 of each year (commencing March 1, 2002), until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued.

                        Under a Trust Indenture, dated as of September 1, 2001
                      (hereinafter called the "Strategic Fund Trust Indenture"), between the Michigan Strategic Fund (hereinafter called "Strategic Fund"), and Bank One Trust Company, National Association, as trustee (hereinafter called the "Strategic Fund Trust Indenture Trustee"), the Strategic Fund has issued Limited Obligation Refunding Revenue Bonds (The Detroit Edison Company Pollution Control Bonds Project), Collateralized Series 2001C (hereinafter called the "Strategic

                      Fund Revenue Bonds"). This bond was originally issued to the Strategic Fund and simultaneously irrevocably assigned to the Strategic Fund Trust Indenture Trustee so as to secure the payment of the Strategic Fund Revenue Bonds. Payments of principal of, or premium, if any, or interest on, Strategic Fund Revenue Bonds shall constitute like payments on this bond as further provided herein and in the supplemental indenture pursuant to which this bond has been issued.

                        Reference is hereby made to such further provisions of
                      this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though set forth at this place.

                        This bond shall not be valid or become obligatory for
                      any purpose until First Chicago Trust Company of New York, the Trustee under the Indenture hereinafter mentioned on the reverse hereof, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                        IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has
                      caused this instrument to be executed by its Vice President and Treasurer, with his manual or facsimile signature, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Assistant Corporate Secretary by manual or facsimile signature.

Dated:                                             THE DETROIT EDISON COMPANY
                                                   By  ......................................
                                                       Vice President and Treasurer
[SEAL]
Attest:
 .....................................
Assistant Corporate Secretary

                                      [FORM OF REVERSE OF BOND]

                        This bond is one of an authorized issue of bonds of the
                      Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as 2001 Series CP, limited to an aggregate principal amount of $139,855,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to First Chicago Trust Company of New York, as successor in interest to Bankers Trust Company, a corporation of the State of New York, as Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of August 15, 2001) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of August 15, 2001, are hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

                        This bond is redeemable upon the terms and conditions
                      set forth in the Indenture, including provision for redemption upon demand of the Strategic Fund Trust Indenture Trustee following the occurrence of an Event of Default under the Strategic Fund Trust Indenture and the acceleration of the principal of the Strategic Fund Revenue Bonds.

                        Under the Indenture, funds may be deposited with the
                      Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 2001 Series CP (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest.

                        In case an event of default, as defined in the
                      Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                        Upon payment of the principal of, or premium, if any, or
                      interest on, the Strategic Fund Revenue Bonds, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with Articles I or IV of the Strategic Fund Trust Indenture, bonds of 2001 Series CP in a principal amount equal to the principal amount of such Strategic Fund Revenue Bonds and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds of said series shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

                        This bond is not assignable or transferable except as
                      may be required to effect a transfer to any successor trustee under the Strategic Fund Trust Indenture, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Strategic Fund Trust Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

                        No recourse shall be had for the payment of the
                      principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                                   [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF TRUSTEE'S
CERTIFICATE.            This bond is one of the bonds, of the series designated
                      therein, described in the within-mentioned Indenture.

                                  FIRST CHICAGO TRUST COMPANY OF NEW YORK,
                                    as Trustee

                                  By  ..........................................
                                    Authorized Officer

                                                PART II.
                                       RECORDING AND FILING DATA

RECORDING AND FILING OF      The Original Indenture and indentures supplemental
ORIGINAL INDENTURE.        thereto have been recorded and/or filed and
                         Certificates of Provision for Payment have been
                         recorded as hereinafter set forth.
                             The Original Indenture has been recorded as a real
                         estate mortgage and filed as a chattel mortgage in the
                         offices of the respective Registers of Deeds of
                         certain counties in the State of Michigan as set forth
                         in the Supplemental Indenture dated as of September 1,
                         1947, has been recorded as a real estate mortgage in
                         the office of the Register of Deeds of Genesee County,
                         Michigan as set forth in the Supplemental Indenture
                         dated as of May 1, 1974, has been filed in the Office
                         of the Secretary of State of Michigan on November 16,
                         1951 and has been filed and recorded in the office of
                         the Interstate Commerce Commission on December 8,
                         1969.

RECORDING AND FILING OF      Pursuant to the terms and provisions of the
SUPPLEMENTAL               Original Indenture, indentures supplemental thereto
INDENTURES.              heretofore entered into have been recorded as a real
                         estate mortgage and/or filed as a chattel mortgage or
                         as a financing statement in the offices of the
                         respective Registers of Deeds of certain counties in
                         the State of Michigan, the Office of the Secretary of
                         State of Michigan and the Office of the Interstate
                         Commerce Commission, as set forth in supplemental
                         indentures as follows:

                                                                                RECORDED AND/OR
                                                                             FILED AS SET FORTH IN
                            SUPPLEMENTAL                PURPOSE OF               SUPPLEMENTAL
                              INDENTURE                SUPPLEMENTAL                INDENTURE
                             DATED AS OF                INDENTURE                DATED AS OF:
                            ------------               ------------          ---------------------
                        June 1, 1925
                          (a)(b).............  Series B Bonds                February 1, 1940
                        August 1, 1927
                          (a)(b).............  Series C Bonds                February 1, 1940

                                                                                RECORDED AND/OR
                                                                             FILED AS SET FORTH IN
                            SUPPLEMENTAL                PURPOSE OF               SUPPLEMENTAL
                              INDENTURE                SUPPLEMENTAL                INDENTURE
                             DATED AS OF                INDENTURE                DATED AS OF:
                            ------------               ------------          ---------------------
                        February 1, 1931
                          (a)(b).............  Series D Bonds                February 1, 1940
                        June 1, 1931
                          (a)(b).............  Subject Properties            February 1, 1940
                        October 1, 1932
                          (a)(b).............  Series E Bonds                February 1, 1940
                        September 25, 1935
                          (a)(b).............  Series F Bonds                February 1, 1940
                        September 1, 1936
                          (a)(b).............  Series G Bonds                February 1, 1940
                        November 1, 1936
                          (a)(b).............  Subject Properties            February 1, 1940
                        February 1, 1940
                          (a)(b).............  Subject Properties            September 1, 1947
                        December 1, 1940
                          (a)(b).............  Series H Bonds and            September 1, 1947
                                                 Additional Provisions
                        September 1, 1947
                          (a)(b)(c)..........  Series I Bonds, Subject       November 15, 1951
                                                 Properties and Additional
                                                 Provisions
                        March 1, 1950
                          (a)(b)(c)..........  Series J Bonds and            November 15, 1951
                                                 Additional Provisions
                        November 15, 1951
                          (a)(b)(c)..........  Series K Bonds Additional     January 15, 1953
                                                 Provisions and Subject
                                                 Properties
                        January 15, 1953
                          (a)(b).............  Series L Bonds                May 1, 1953
                        May 1, 1953(a).......  Series M Bonds and Subject    March 15, 1954
                                                 Properties
                        March 15, 1954
                          (a)(c).............  Series N Bonds and Subject    May 15, 1955
                                                 Properties
                        May 15, 1955
                          (a)(c).............  Series O Bonds and Subject    August 15, 1957
                                                 Properties
                        August 15, 1957
                          (a)(c).............  Series P Bonds Additional     June 1, 1959
                                                 Provisions and Subject
                                                 Properties
                        June 1, 1959
                          (a)(c).............  Series Q Bonds and Subject    December 1, 1966
                                                 Properties
                        December 1, 1966
                          (a)(c).............  Series R Bonds Additional     October 1, 1968
                                                 Provisions and Subject
                                                 Properties

                                                                                RECORDED AND/OR
                                                                             FILED AS SET FORTH IN
                            SUPPLEMENTAL                PURPOSE OF               SUPPLEMENTAL
                              INDENTURE                SUPPLEMENTAL                INDENTURE
                             DATED AS OF                INDENTURE                DATED AS OF:
                            ------------               ------------          ---------------------
                        October 1, 1968
                          (a)(c).............  Series S Bonds and Subject    December 1, 1969
                                                 Properties
                        December 1, 1969
                          (a)(c).............  Series T Bonds and Subject    July 1, 1970
                                                 Properties
                        July 1, 1970(c)......  Series U Bonds and Subject    December 15, 1970
                                                 Properties
                        December 15, 1970
                          (c)................  Series V and Series W Bonds   June 15, 1971
                        June 15, 1971(c).....  Series X Bonds and Subject    November 15, 1971
                                                 Properties
                        November 15, 1971
                          (c)................  Series Y Bonds and Subject    January 15, 1973
                                                 Properties
                        January 15, 1973
                          (c)................  Series Z Bonds and Subject    May 1, 1974
                                                 Properties
                        May 1, 1974..........  Series AA Bonds and Subject   October 1, 1974
                                                 Properties
                        October 1, 1974......  Series BB Bonds and Subject   January 15, 1975
                                                 Properties
                        January 15, 1975.....  Series CC Bonds and Subject   November 1, 1975
                                                 Properties
                        November 1, 1975.....  Series DDP Nos. 1-9 Bonds     December 15, 1975
                                                 and Subject Properties
                        December 15, 1975....  Series EE Bonds and Subject   February 1, 1976
                                                 Properties
                        February 1, 1976.....  Series FFR Nos. 1-13 Bonds    June 15, 1976
                        June 15, 1976........  Series GGP Nos. 1-7 Bonds     July 15, 1976
                                                 and Subject Properties
                        July 15, 1976........  Series HH Bonds and Subject   February 15, 1977
                                                 Properties
                        February 15, 1977....  Series MMP Bonds and Subject  March 1, 1977
                                                 Properties
                        March 1, 1977........  Series IIP Nos. 1-7 Bonds,    June 15, 1977
                                                 Series JJP Nos. 1-7 Bonds,
                                                 Series KKP Nos. 1-7 Bonds
                                                 and Series LLP Nos. 1-7
                                                 Bonds
                        June 15, 1977........  Series FFR No. 14 Bonds and   July 1, 1977
                                                 Subject Properties

                                                                                RECORDED AND/OR
                                                                             FILED AS SET FORTH IN
                            SUPPLEMENTAL                PURPOSE OF               SUPPLEMENTAL
                              INDENTURE                SUPPLEMENTAL                INDENTURE
                             DATED AS OF                INDENTURE                DATED AS OF:
                            ------------               ------------          ---------------------
                        July 1, 1977.........  Series NNP Nos. 1-7 Bonds     October 1, 1977
                                                 and Subject Properties
                        October 1, 1977......  Series GGP Nos. 8-22 Bonds    June 1, 1978
                                                 and Series OOP Nos. 1-17
                                                 Bonds and Subject
                                                 Properties
                        June 1, 1978.........  Series PP Bonds, Series QQP   October 15, 1978
                                                 Nos. 1-9 Bonds and Subject
                                                 Properties
                        October 15, 1978.....  Series RR Bonds and Subject   March 15, 1979
                                                 Properties
                        March 15, 1979.......  Series SS Bonds and Subject   July 1, 1979
                                                 Properties
                        July 1, 1979.........  Series IIP Nos. 8-22 Bonds,   September 1, 1979
                                                 Series NNP Nos. 8-21 Bonds
                                                 and Series TTP Nos. 1-15
                                                 Bonds and Subject
                                                 Properties
                        September 1, 1979....  Series JJP No. 8 Bonds,       September 15, 1979
                                                 Series KKP No. 8 Bonds,
                                                 Series LLP Nos. 8-15
                                                 Bonds, Series MMP No. 2
                                                 Bonds and Series OOP No.
                                                 18 Bonds and Subject
                                                 Properties
                        September 15, 1979...  Series UU Bonds               January 1, 1980
                        January 1, 1980......  1980 Series A Bonds and       April 1, 1980
                                                 Subject Properties
                        April 1, 1980........  1980 Series B Bonds           August 15, 1980
                        August 15, 1980......  Series QQP Nos. 10-19 Bonds,  August 1, 1981
                                                 1980 Series CP Nos. 1-12
                                                 Bonds and 1980 Series DP
                                                 No. 1-11 Bonds and Subject
                                                 Properties
                        August 1, 1981.......  1980 Series CP Nos. 13-25     November 1, 1981
                                                 Bonds and Subject
                                                 Properties
                        November 1, 1981.....  1981 Series AP Nos. 1-12      June 30, 1982
                                                 Bonds
                        June 30, 1982........  Article XIV Reconfirmation    August 15, 1982
                        August 15, 1982......  1981 Series AP Nos. 13-14     June 1, 1983
                                                 and Subject Properties
                        June 1, 1983.........  1981 Series AP Nos. 15-16     October 1, 1984
                                                 and Subject Properties

                                                                                RECORDED AND/OR
                                                                             FILED AS SET FORTH IN
                            SUPPLEMENTAL                PURPOSE OF               SUPPLEMENTAL
                              INDENTURE                SUPPLEMENTAL                INDENTURE
                             DATED AS OF                INDENTURE                DATED AS OF:
                            ------------               ------------          ---------------------
                        October 1, 1984......  1984 Series AP and 1984       May 1, 1985
                                                 Series BP Bonds and
                                                 Subject Properties
                        May 1, 1985..........  1985 Series A Bonds           May 15, 1985
                        May 15, 1985.........  1985 Series B Bonds and       October 15, 1985
                                                 Subject Properties
                        October 15, 1985.....  Series KKP No. 9 Bonds and    April 1, 1986
                                                 Subject Properties
                        April 1, 1986........  1986 Series A and Subject     August 15, 1986
                                                 Properties
                        August 15, 1986......  1986 Series B and Subject     November 30, 1986
                                                 Properties
                        November 30, 1986....  1986 Series C                 January 31, 1987
                        January 31, 1987.....  1987 Series A                 April 1, 1987
                        April 1, 1987........  1987 Series B and 1987        August 15, 1987
                                                 Series C
                        August 15, 1987......  1987 Series D and 1987        November 30, 1987
                                                 Series E and Subject
                                                 Properties
                        November 30, 1987....  1987 Series F                 June 15, 1989
                        June 15, 1989........  1989 Series A                 July 15, 1989
                        July 15, 1989........  Series KKP No. 10             December 1, 1989
                        December 1, 1989.....  Series KKP No. 11 and 1989    February 15, 1990
                                                 Series BP
                        February 15, 1990....  1990 Series A, 1990 Series    November 1, 1990
                                                 B, 1990 Series C, 1990
                                                 Series D, 1990 Series E
                                                 and 1990 Series F
                        November 1, 1990.....  Series KKP No. 12             April 1, 1991
                        April 1, 1991........  1991 Series AP                May 1, 1991
                        May 1, 1991..........  1991 Series BP and 1991       May 15, 1991
                                                 Series CP
                        May 15, 1991.........  1991 Series DP                September 1, 1991
                        September 1, 1991....  1991 Series EP                November 1, 1991
                        November 1, 1991.....  1991 Series FP                January 15, 1992
                        January 15, 1992.....  1992 Series BP                February 29, 1992 and
                                                                             April 15, 1992
                        February 29, 1992....  1992 Series AP                April 15, 1992
                        April 15, 1992.......  Series KKP No. 13             July 15, 1992
                        July 15, 1992........  1992 Series CP                November 30, 1992
                        July 31, 1992........  1992 Series D                 November 30, 1992

                                                                                RECORDED AND/OR
                                                                             FILED AS SET FORTH IN
                            SUPPLEMENTAL                PURPOSE OF               SUPPLEMENTAL
                              INDENTURE                SUPPLEMENTAL                INDENTURE
                             DATED AS OF                INDENTURE                DATED AS OF:
                            ------------               ------------          ---------------------
                        April 1, 1986........  1986 Series A and Subject     August 15, 1986
                                                 Properties
                        August 15, 1986......  1986 Series B and Subject     November 30, 1986
                                                 Properties
                        November 30, 1986....  1986 Series C                 January 31, 1987
                        January 31, 1987.....  1987 Series A                 April 1, 1987
                        April 1, 1987........  1987 Series B and 1987        August 15, 1987
                                                 Series C
                        August 15, 1987......  1987 Series D and 1987        November 30, 1987
                                                 Series E and Subject
                                                 Properties
                        November 30, 1987....  1987 Series F                 June 15, 1989
                        June 15, 1989........  1989 Series A                 July 15, 1989
                        July 15, 1989........  Series KKP No. 10             December 1, 1989
                        December 1, 1989.....  Series KKP No. 11 and 1989    February 15, 1990
                                                 Series BP
                        February 15, 1990....  1990 Series A, 1990 Series    November 1, 1990
                                                 B, 1990 Series C, 1990
                                                 Series D, 1990 Series E
                                                 and 1990 Series F
                        November 1, 1990.....  Series KKP No. 12             April 1, 1991
                        April 1, 1991........  1991 Series AP                May 1, 1991
                        May 1, 1991..........  1991 Series BP and 1991       May 15, 1991
                                                 Series CP
                        May 15, 1991.........  1991 Series DP                September 1, 1991
                        September 1, 1991....  1991 Series EP                November 1, 1991
                        November 1, 1991.....  1991 Series FP                January 15, 1992
                        January 15, 1992.....  1992 Series BP                February 29, 1992 and
                                                                             April 15, 1992
                        February 29, 1992....  1992 Series AP                April 15, 1992
                        April 15, 1992.......  Series KKP No. 13             July 15, 1992
                        July 15, 1992........  1992 Series CP                November 30, 1992
                        November 30, 1992....  1992 Series E and 1993        March 15, 1993
                                                 Series D
                        December 15, 1992....  Series KKP No. 14 and 1989    March 15, 1992
                                                 Series BP No. 2
                        January 1, 1993......  1993 Series C                 April 1, 1993
                        March 1, 1993........  1993 Series E                 June 30, 1993

                                                                                RECORDED AND/OR
                                                                             FILED AS SET FORTH IN
                            SUPPLEMENTAL                PURPOSE OF               SUPPLEMENTAL
                              INDENTURE                SUPPLEMENTAL                INDENTURE
                             DATED AS OF                INDENTURE                DATED AS OF:
                            ------------               ------------          ---------------------
                        March 15, 1993.......  1993 Series D                 September 15, 1993
                        April 1, 1993........  1993 Series FP and 1993       September 15, 1993
                                                 Series IP
                        April 26, 1993.......  1993 Series G and Amendment   September 15, 1993
                                                 of Article II, Section 5
                        May 31, 1993.........  1993 Series J                 September 15, 1993
                        September 15, 1993...  1993 Series K                 March 1, 1994
                        March 1, 1994........  1994 Series AP                June 15, 1994
                        June 15, 1994........  1994 Series BP                December 1, 1994
                        August 15, 1994......  1994 Series C                 December 1, 1994
                        December 1, 1994.....  Series KKP No. 15 and 1994    August 1, 1995
                                                 Series DP
                        August 1, 1995.......  1995 Series AP and 1995       August 15, 1999
                                                 Series DP

-------------------------
(a) See Supplemental Indenture dated as of July 1, 1970 for Interstate Commerce Commission filing and recordation information.

(b) See Supplemental Indenture dated as of May 1, 1953 for Secretary of State of Michigan filing information.

(c) See Supplemental Indenture dated as of May 1, 1974 for County of Genesee, Michigan recording and filing information.

RECORDING OF
CERTIFICATES OF
PROVISION FOR
PAYMENT.                All the bonds of Series A which were issued under the
                      Original Indenture dated as of October 1, 1924, and of Series B, C, D, E, F, G, H, I, J, K, L, M, N, O, P, Q, R, S, W, Y, Z, AA, BB, CC, DDP Nos. 1-9, FFR Nos. 1-14, GGP Nos. 1-22, HH, IIP Nos. 1-22, JJP Nos. 1-8, KKP Nos. 1-9, LLP Nos. 1-15, NNP Nos. 1-21, OOP Nos. 1-18, QQP Nos. 1-17, TTP Nos. 1-15, UU, 1980 Series A, 1980 Series CP Nos. 1-25, 1980 Series DP Nos. 1-11, 1981 Series AP Nos. 1-16, 1984 Series AP, 1984 Series BP, 1985 Series A, 1985
                      Series B, 1987 Series A, PP, RR, EE, MMP, MMP No. 2, 1989 Series A 1990 Series A, 1993 Series D, 1993 Series G and 1993 Series H which were issued under Supplemental Indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1, 1931, October 1, 1932, September 25, 1935, September 1, 1936, December 1, 1940, September 1, 1947, November 15, 1951, January 15, 1953, May 1, 1953,
                      March 15, 1954, May 15, 1955, August 15, 1957, December
                      15, 1970, November 15, 1971, January 15, 1973, May 1,
                      1974, October 1, 1974, January 15, 1975, November 1, 1975,
                      February 1, 1976, June 15, 1976, July 15, 1976, October 1,
                      1977, March 1, 1977, July 1, 1979, March 1, 1977, March 1,
                      1977, March 1, 1977, September 1, 1979, July 1, 1977, July
                      1, 1979, September 15, 1979, October 1, 1977, June 1,
                      1978, October 1, 1977, July 1, 1979, January 1, 1980,
                      August 15, 1980, November 1, 1981, October 1, 1984, May 1, 1985, May 15, 1985, January 31, 1987, June 1, 1978,
                      October 15, 1978, December 15, 1975, February 15, 1977,
                      September 1, 1979, June 15, 1989 February 15, 1990 and March 15, 1993 April 26, 1992 and September 15, 1992 have matured or have been called for redemption and funds sufficient for such payment or redemption have been irrevocably deposited with the Trustee for that purpose; and Certificates of Provision for Payment have been recorded in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, with respect to all bonds of Series A, B, C, D, E, F, G, H, K, L, M, O, W, BB, CC, DDP Nos. 1 and 2, FFR Nos. 1-3, GGP Nos. 1 and 2, IIP No. 1, JJP No. 1, KKP No. 1, LLP No. 1 and GGP No. 8.

                                             PART III.

                                            THE TRUSTEE.

TERMS AND
CONDITIONS OF
ACCEPTANCE OF TRUST
BY TRUSTEE.             The Trustee hereby accepts the trust hereby declared and
                      provided, and agrees to perform the same upon the terms and conditions in the Original Indenture, as amended to date and as supplemented by this Supplemental Indenture, and in this

                      Supplemental Indenture set forth, and upon the following terms and conditions:

                        The Trustee shall not be responsible in any manner
                      whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

                                              PART IV.

                                           MISCELLANEOUS.

CONFIRMATION OF
SECTION 318(C)
OF TRUST
INDENTURE ACT.          Except to the extent specifically provided therein, no
                      provision of this supplemental indenture or any future supplemental indenture is intended to modify, and the parties do hereby adopt and confirm, the provisions of
                      Section 318(c) of the Trust Indenture Act which amend and supercede provisions of the Indenture in effect prior to November 15, 1990.

EXECUTION IN
COUNTERPARTS.           THIS SUPPLEMENTAL INDENTURE MAY BE SIMULTANEOUSLY
                      EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH WHEN SO EXECUTED SHALL BE DEEMED TO BE AN ORIGINAL; BUT SUCH COUNTERPARTS SHALL TOGETHER CONSTITUTE BUT ONE AND THE SAME INSTRUMENT.

TESTIMONIUM.            IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY
                      AND FIRST CHICAGO TRUST COMPANY OF NEW YORK HAVE CAUSED THESE PRESENTS TO BE SIGNED IN THEIR RESPECTIVE CORPORATE NAMES BY THEIR RESPECTIVE CHAIRMEN OF THE BOARD, PRESIDENTS, VICE PRESIDENTS, ASSISTANT VICE PRESIDENTS, TREASURERS OR ASSISTANT TREASURERS AND IMPRESSED WITH THEIR RESPECTIVE CORPORATE SEALS, ATTESTED BY THEIR RESPECTIVE SECRETARIES OR ASSISTANT SECRETARIES, ALL AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.

                          THE DETROIT EDISON COMPANY,

(Corporate Seal)          By
                                                 ----------------------
                                                 N.A. Khouri
                                                 Vice President
                                                 Treasurer

EXECUTION.            Attest:

                      ---------------------------------------
                                  Jack L. Somers
                           Assistant Corporate Secretary

                      Signed, sealed and delivered by THE
                      DETROIT EDISON COMPANY, in the presence
                      of

                      ---------------------------------------
                                      K. Hier

                      ---------------------------------------
                                 Wayne Ginste, Jr.

                      STATE OF MICHIGAN
                      SS.:
                      COUNTY OF WAYNE

ACKNOWLEDGMENT
OF EXECUTION BY
COMPANY.                On this 31st day of August, 2001, before me, the
                      subscriber, a Notary Public within and for the County of Wayne, in the State of Michigan, personally appeared N.A. Khouri, to me personally known, who, being by me duly sworn, did say that he does business at 2000 2nd Avenue, Detroit, Michigan 48226 and is the Vice President Treasurer of THE DETROIT EDISON COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said N.A. Khouri, acknowledged said instrument to be the free act and deed of said corporation.

                          ------------------------------------------------
(Notarial Seal)

                                                FIRST CHICAGO TRUST COMPANY OF
                                                New York,

(Corporate Seal)                                By
                                                   ---------------------------------
                                                   Steven M. Wagner
                                                   Vice President

                      Attest:

                      ---------------------------------------

                      Signed, sealed and delivered by FIRST
                      CHICAGO TRUST COMPANY of New York, in
                      the presence of

                      ---------------------------------------

                      ---------------------------------------

                      STATE OF ILLINOIS
                      SS.:
                      COUNTY OF COOK

ACKNOWLEDGMENT
OF EXECUTION BY
TRUSTEE.                On this      day of           , 2001, before me, the
                      subscriber, a Notary Public within and for the County of Cook, in the State of Illinois, personally appeared Steven
                      M. Wagner, to me personally known, who, being by me duly sworn, did say that his business office is located at 1 Bank One Plaza, Chicago, Illinois, and he is a Vice President of FIRST CHICAGO TRUST COMPANY of New York, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said Steven Wagner acknowledged said instrument to be the free act and deed of said corporation.

                          ------------------------------------------------
(Notarial Seal)

                      STATE OF MICHIGAN
                                          SS.:
                      COUNTY OF WAYNE

AFFIDAVIT AS TO
CONSIDERATION AND
GOOD FAITH.             N.A. Khouri, being duly sworn, says: that he is the Vice
                      President and Treasurer of THE DETROIT EDISON COMPANY, the Mortgagor named in the foregoing instrument, and that he has knowledge of the facts in regard to the making of said instrument and of the consideration therefor; that the consideration for said instrument was and is actual and adequate, and that the same was given in good faith for the purposes in such instrument set forth.

                          ------------------------------------------------
                          N.A. Khouri

                      Sworn to before me this 31st day of August, 2001

  This instrument was drafted by Frances B. Rohlman, Esq., 2000 2nd Avenue, Detroit, Michigan 48226